UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 08, 2006 (Date of earliest event reported)
LML Payment Systems Inc. (Exact name of registrant as specified in its charter)

Yukon Territory (State or other jurisdiction of incorporation)	0-13959 (Commission File Number)	###-##-#### (IRS Employer Identification Number)

1680 - 1140 West Pender Street, Vancouver, BC (Address of principal executive offices)		V6E4G1 (Zip Code)
604-689-4440 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

News Release issued by the Registrant on August 8, 2006 announcing the Registrant's results for its first quarter for fiscal 2007.

            99.1       Press Release of LML Payment Systems Inc. dated August 08, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 08, 2006	LML PAYMENT SYSTEMS INC. By: /s/ Carolyn Gaines Carolyn Gaines Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LML Payment Systems Inc. dated August 08, 2006